SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2010

ITEX Corporation
 (Exact Name of Registrant as Specified in its Charter)

Nevada	0-18275	93-0922994
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

3326 160th Avenue SE, Suite 100, Bellevue, WA	98008
(Address of principal executive offices)	(Zip code)

Registrant’s telephone, including area code (425) 463-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 10, 2010, ITEX Corporation posted in the investor relations section of its website an investor presentation as well as summary information entitled an “ITEX Snapshot.”  The slide presentation is attached to this Current Report on Form 8-K as Exhibit 99.1.  The ITEX Snapshot is attached to this report as Exhibit 99.2.  This Form 8-K and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

99.1	Investor Presentation
99.2	ITEX Snapshot

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX Corporation (Registrant)

Date: November 10, 2010
	By:	/s/ Steven White
Steven White
Chief Executive Officer